                       AMENDMENT TO EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of August 5, 1997, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201 and Thomas E. Petry (the "Executive"), residing at Four Lexington Circle, Terrace Park, Ohio 45174.

                             W I T N E S S E T H :

          WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 29, 1996 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

     1.   Extension of Term.

          Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and, unless terminated earlier as hereinafter provided, shall continue until the later of (i) the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court and (ii) the second anniversary of any Change in Control occurring on or prior to December 31, 1998."

     2.   Lump Sum Severance Payment.

          Any lump sum severance payment calculated by reference to Base Salary in accordance with Section 5.5(a) of the Employment Agreement shall be calculated solely in accordance with clause (y) thereof and without regard to clause (x).

     3.   Definitions.

          For purposes of this Amendment and the Employment Agreement, the term "Change in Control" means the earlier of (i) the date on which the Eagle-Picher Industries Personal Injury Settlement Trust receives, following June 20, 1997, at least $500 million in cash in respect of any capital stock of the Company or principal amount of Company debt, or (ii) the date on which the Company, following June 20, 1997, sells all or substantially all of its assets.

Any other capitalized words used in this Amendment without definition shall have the meaning given to such words in the Employment Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      EAGLE-PICHER INDUSTRIES, INC.



                                      By: /s/ ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                      Name: Andries Ruijssenaars
                                      Title: President & Chief Operating Officer




                                       /s/ THOMAS E. PETRY
                                      ------------------------------------------
                                      Thomas E. Petry

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of August 5, 1997, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201 and Carroll D. Curless (the "Executive"), residing at 2117 Beechcreek Lane, Cincinnati, Ohio 45233.

                             W I T N E S S E T H :

          WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 29, 1996 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

     1.   Extension of Term.

          Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and, unless terminated earlier as hereinafter provided, shall continue until the later of (i) the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court and (ii) the second anniversary of any Change in Control occurring on or prior to December 31, 1998."

     2.   Lump Sum Severance Payment.

          Any lump sum severance payment calculated by reference to Base Salary in accordance with Section 5.5(a) of the Employment Agreement shall be calculated solely in accordance with clause (y) thereof and without regard to clause (x).

     3.   Definitions.

          For purposes of this Amendment and the Employment Agreement, the term "Change in Control" means the earlier of (i) the date on which the Eagle-Picher Industries Personal Injury Settlement Trust receives, following June 20, 1997, at least $500 million in cash in respect of any capital stock of the Company or principal amount of Company debt, or (ii) the date on which the Company, following June 20, 1997, sells all or substantially all of its assets.

Any other capitalized words used in this Amendment without definition shall have the meaning given to such words in the Employment Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      EAGLE-PICHER INDUSTRIES, INC.



                                      By: /s/ THOMAS E. PETRY
                                         ---------------------------------------
                                      Name: Thomas E. Petry
                                      Title: Chief Executive Officer




                                       /s/ CARROLL D. CURLESS
                                      ------------------------------------------
                                      Carroll D. Curless

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of August 5, 1997, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201 and Andries Ruijssenaars (the "Executive"), residing at 3021 Ononta Avenue, Cincinnati, Ohio 45226.

                             W I T N E S S E T H :

          WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 29, 1996 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

     1.   Extension of Term.

          Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and, unless terminated earlier as hereinafter provided, shall continue until the later of (i) the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court and (ii) the second anniversary of any Change in Control occurring on or prior to December 31, 1998."

     2.   Lump Sum Severance Payment.

          Any lump sum severance payment calculated by reference to Base Salary in accordance with Section 5.5(a) of the Employment Agreement shall be calculated solely in accordance with clause (y) thereof and without regard to clause (x).

     3.   Definitions.

          For purposes of this Amendment and the Employment Agreement, the term "Change in Control" means the earlier of (i) the date on which the Eagle-Picher Industries Personal Injury Settlement Trust receives, following June 20, 1997, at least $500 million in cash in respect of any capital stock of the Company or principal amount of Company debt, or (ii) the date on which the Company, following June 20, 1997, sells all or substantially all of its assets.

Any other capitalized words used in this Amendment without definition shall have the meaning given to such words in the Employment Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      EAGLE-PICHER INDUSTRIES, INC.



                                      By:  /s/ THOMAS E. PETRY
                                         ---------------------------------------
                                      Name: Thomas E. Petry
                                      Title: Chief Executive Officer




                                       /s/ ANDRIES RUIJSSENAARS
                                      ------------------------------------------
                                      Andries Ruijssenaars

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of August 5, 1997, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201 and David N. Hall (the "Executive"), residing at 8200 Brill Road, Cincinnati, Ohio 45243.

                             W I T N E S S E T H :

          WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 29, 1996 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

     1.   Extension of Term.

          Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and, unless terminated earlier as hereinafter provided, shall continue until the later of (i) the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court and (ii) the second anniversary of any Change in Control occurring on or prior to December 31, 1998."

     2.   Lump Sum Severance Payment.

          Any lump sum severance payment calculated by reference to Base Salary in accordance with Section 5.5(a) of the Employment Agreement shall be calculated solely in accordance with clause (y) thereof and without regard to clause (x).

     3.   Definitions.

          For purposes of this Amendment and the Employment Agreement, the term "Change in Control" means the earlier of (i) the date on which the Eagle-Picher Industries Personal Injury Settlement Trust receives, following June 20, 1997, at least $500 million in cash in respect of any capital stock of the Company or principal amount of Company debt, or (ii) the date on which the Company, following June 20, 1997, sells all or substantially all of its assets.

Any other capitalized words used in this Amendment without definition shall have the meaning given to such words in the Employment Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      EAGLE-PICHER INDUSTRIES, INC.



                                      By: /s/ THOMAS E. PETRY
                                         ---------------------------------------
                                      Name: Thomas E. Petry
                                      Title: Chief Executive Officer




                                       /s/ DAVID N. HALL
                                      ------------------------------------------
                                      David N. Hall

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of August 5, 1997, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201 and James A. Ralston (the "Executive"), residing at 2486 Royalview Court, Cincinnati, OH 45244.

                             W I T N E S S E T H :

          WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 29, 1996 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

     1.   Extension of Term.

          Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and, unless terminated earlier as hereinafter provided, shall continue until the later of (i) the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court and (ii) the second anniversary of any Change in Control occurring on or prior to December 31, 1998."

     2.   Lump Sum Severance Payment.

          Any lump sum severance payment calculated by reference to Base Salary in accordance with Section 5.5(a) of the Employment Agreement shall be calculated solely in accordance with clause (y) thereof and without regard to clause (x).

     3.   Definitions.

          For purposes of this Amendment and the Employment Agreement, the term "Change in Control" means the earlier of (i) the date on which the Eagle-Picher Industries Personal Injury Settlement Trust receives, following June 20, 1997, at least $500 million in cash in respect of any capital stock of the Company or principal amount of Company debt, or (ii) the date on which the Company, following June 20, 1997, sells all or substantially all of its assets.

Any other capitalized words used in this Amendment without definition shall have the meaning given to such words in the Employment Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      EAGLE-PICHER INDUSTRIES, INC.



                                      By: /s/ THOMAS E. PETRY
                                         ---------------------------------------
                                      Name: Thomas E. Petry
                                      Title: Chief Executive Officer




                                       /s/ JAMES A. RALSTON
                                      ------------------------------------------
                                      James A. Ralston

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of August 5, 1997, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201 and Wayne R. Wickens (the "Executive"), residing at 7470 Pinehurst, Cincinnati, Ohio 45244.

                             W I T N E S S E T H :

          WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 29, 1996 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

     1.   Extension of Term.

          Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and, unless terminated earlier as hereinafter provided, shall continue until the later of (i) the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court and (ii) the second anniversary of any Change in Control occurring on or prior to December 31, 1998."

     2.   Lump Sum Severance Payment.

          Any lump sum severance payment calculated by reference to Base Salary in accordance with Section 5.5(a) of the Employment Agreement shall be calculated solely in accordance with clause (y) thereof and without regard to clause (x).

     3.   Definitions.

          For purposes of this Amendment and the Employment Agreement, the term "Change in Control" means the earlier of (i) the date on which the Eagle-Picher Industries Personal Injury Settlement Trust receives, following June 20, 1997, at least $500 million in cash in respect of any capital stock of the Company or principal amount of Company debt, or (ii) the date on which the Company, following June 20, 1997, sells all or substantially all of its assets.

Any other capitalized words used in this Amendment without definition shall have the meaning given to such words in the Employment Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      EAGLE-PICHER INDUSTRIES, INC.



                                      By: /s/ THOMAS E. PETRY
                                         ---------------------------------------
                                      Name: Thomas E. Petry
                                      Title: Chief Executive Officer




                                       /s/ WAYNE R. WICKENS
                                      ------------------------------------------
                                      Wayne R. Wickens